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                                                                    EXHIBIT 10.3

                        8,500,000 SHARES OF COMMON STOCK

                                       OF

                             ORIGEN FINANCIAL, INC.

                     CONCURRENT PRIVATE PLACEMENT AGREEMENT

                              DATED OCTOBER 8, 2003

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         THIS AGREEMENT is made as of October 8, 2003, among Origen Financial,
Inc., a Delaware corporation (the "Company"), and those Persons listed on the Schedule of Purchasers attached hereto as Exhibit A (the Purchasers on the Schedule of Purchasers are collectively referred to herein as the "Purchasers" and individually as a "Purchaser").

                                    RECITALS:

         WHEREAS, the Company is concurrently offering (the "144A Offering") shares of its common stock, $.01 par value per share ("Common Stock"), to certain "qualified institutional buyers" as defined in Rule 144A promulgated under the Securities Act of 1933 (the "Securities Act" or the "Act"), and

         WHEREAS, the Company desires to concurrently sell to the Purchasers and the Purchasers desire to purchase an aggregate of 8,500,000 shares (the "Shares") of Common Stock of the Company, for a purchase price per share equal to the price per share to the investors in the 144A Offering upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Purchase and Sale of Shares. Each of the Purchasers hereby severally agrees to purchase and the Company hereby agrees to issue and sell that number of Shares set forth opposite such Purchaser's name on the Schedule of Purchasers attached hereto at a purchase price of $10.00 per share (the "Price Per Share"), at the Closing as defined in Section 2.C. below.

         2. Matters Relating to the Purchased Stock.

                  A. Sale of Shares. The Shares will be offered and sold to the Purchasers without registration under the Act, in reliance on an exemption pursuant to Section 4(2) under the Act and Rule 506 of Regulation D promulgated thereunder. The Company has prepared an offering memorandum, dated October 7, 2003 (the "Offering Memorandum"), setting forth information regarding the Company and the Shares. Any references herein to the Offering Memorandum shall be deemed to include all documents incorporated by reference therein and all amendments and supplements thereto. The Purchasers hereby acknowledge and agree that the Offering Memorandum speaks only as of the date thereof and that the information contained therein may not be correct as of any time subsequent to that date.

                  B. Authorization. On or before the Closing, the Company will have authorized the issuance and sale to the Purchasers of the Shares.

                  C. Purchase and Sale. At the Closing, the Company shall sell to each Purchaser and, subject to the terms and conditions set forth herein, each Purchaser shall purchase from the Company the number of Shares set forth opposite such Purchaser's name on the Schedule of Purchasers attached hereto, at the Price Per Share times the number of Shares so purchased.

                  D. Closing. The closing of the purchases and sales of the Shares (the "Closing") will take place at the offices of Jaffe, Raitt, Heuer & Weiss, Professional Corporation, One Woodward Avenue, Suite 2400, Detroit, Michigan, concurrently with the closing of the sale

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of shares of Common Stock in the 144A Offering or at such other place or on such other date as may be mutually agreeable to the Company and the Purchasers. At the Closing, the Company will deliver to each Purchaser stock certificates evidencing the Shares to be purchased by such Purchaser, registered in such Purchaser's or its nominee's name, upon payment of the purchase price thereof by a cashier's or certified check, or by wire transfer of immediately available funds to the Company's account per the Company's instructions.

         3. Conditions of Each Purchaser's Obligation at the Closing. The obligation of each Purchaser to purchase and pay for his, her or its respective portion of the Shares at the Closing is subject to the satisfaction as of the Closing of the following conditions:

                  A. The Purchaser shall not have discovered and disclosed to the Company on the Closing that the Offering Memorandum or any amendment or supplement thereto contains an untrue statement of a fact that, in the opinion of its counsel, is material or omits to state a fact that and, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                  B. All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Shares, the Registration Agreement (as defined below) and the Offering Memorandum, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Purchaser, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                  C. Neither the Company nor any of its subsidiaries shall have sustained, since the date of the latest audited financial statements included in the Offering Memorandum, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum; and, since such date, there shall not have been any change in the stockholders' equity or in the long-term debt of the Company or any of its subsidiaries (except for changes that are not material, either individually or in the aggregate, under the Credit Agreement between Bank One, N.A., and Origen Financial L.L.C., dated July 25, 2002, as amended, and the Second Amended and Restated Subordinated Loan Agreement, dated December 4, 2002, by and between Origen Financial L.L.C., and Sun Communities Operating Limited Partnership, as amended by the First Amendment to Second Amended and Restated Subordinated Loan Agreement, dated December 30, 2002, by and between Origen Financial L.L.C., and Sun Home Services (the "Credit Agreements"), or material adverse change, in or affecting the management, condition, financial or otherwise, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole or any development involving a prospective adverse change that is, in the judgment of the Purchaser, sufficiently material and adverse as to make it impracticable or inadvisable to proceed with the offering and delivery of the Shares being delivered on the Closing on the terms and in the manner contemplated hereby.

                  D. The Company shall have furnished or caused to be furnished to the Purchaser on the Closing certificates of officers of the Company satisfactory to the Purchaser as

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to the accuracy of the representations and warranties of the Company herein at and as of the Closing, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Closing Date and as to such other matters as the Purchaser may reasonably request.

                  E. The Company shall have executed and delivered: (i) a Registration Rights Agreement by and among the Company and each of the Purchasers in form and substance substantially similar to Exhibit B attached hereto (the "Registration Agreement"), and (ii) the Contribution Agreement by and among the Company, SOE, LLC, Woodward Holding, LLC, Shiffman Family, LLC and Bingham Financial Services Corporation (the "Contribution Agreement").

                  F. The Company shall have delivered to each Purchaser all of the following documents:

                           (i) an officer's certificate, dated the date of the Closing, signed by the chairman, chief executive officer, president or vice president of the Company, stating that the conditions specified in Sections 3(A) through 3(E), inclusive, have been fully satisfied;

                           (ii) copies of the resolutions duly adopted by the Company's board of directors authorizing the execution, delivery, and performance of this Agreement, the Registration Agreement, and each of the other agreements contemplated hereby, and the issuance and sale of the Shares;

                           (iii) copies of the Company's Certificate of Incorporation and the Company's bylaws, each as in effect at the Closing;

                           (iv) copies of all material third party and governmental consents, approvals, and filings obtained in connection with the transactions hereunder (including, without limitation, all blue sky law filings and waivers of all preemptive rights and rights of first refusal), if any; and

                           (v) copies of the Offering Memorandum delivered by the Company to investors in the 144A Offering.

                  G. All corporate and other proceedings taken or required to be taken in connection with the transactions contemplated hereby to be consummated at or prior to the Closing and all documents incident thereto shall be satisfactory in form and substance to counsel to the Purchasers.

                  H. Each Purchaser shall have received from Jaffe, Raitt, Heuer & Weiss, Professional Corporation, counsel for the Company, an executed copy of its opinion to the several Purchasers, dated the date of the Closing, in the form attached hereto as Exhibit C.

         4. Conditions of the Company's Obligation at the Closing. The obligation of the Company to deliver the Shares against payment therefore at the Closing is subject to the satisfaction as of the Closing of the following conditions:

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                  A.       Each Purchaser shall have furnished to the Company at
the Closing certificates satisfactory to the Company as to the accuracy of the representations and warranties of such Purchaser herein at and as of the Closing, as to the performance by such Purchaser of all of its obligations hereunder to be performed at or prior to the Closing and as to such other matters as the Company may reasonably request.

                  B. Each Purchaser shall have executed and delivered: (i) the Registration Agreement and (ii) a lock-up agreement, in the form attached hereto as Exhibit D.

                  C. Each Purchaser shall have delivered the purchase price for the Shares.

         5. Representations and Warranties of the Company. As a material inducement to the Purchasers to enter into this Agreement and purchase the Shares, the Company hereby represents and warrants that:

                  A. No form of general solicitation or general advertising within the meaning of Regulation D (including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) was used by the Company, any of its agents, affiliates or representatives or any other person acting on its behalf in connection with the offer and sale of the Shares.

                  B. No form of general solicitation or general advertising was used by the Company, any of its agents, affiliates or representatives or any other person acting on its behalf with respect to Shares sold outside the United States to non-U.S. persons (as defined in Rule 902 under the Act), by means of any directed selling efforts within the meaning of Rule 902 under the Act, and the Company, any affiliate of the Company and any person acting on its or their behalf has complied with and will implement the "offering restrictions" required by Rule 902.

                  C. Set forth on Schedule 6(C) hereto is a list of each employee pension or benefit plan with respect to which the Company or any person considered an affiliate of the Company (within the meaning of Section 407(d)(7) of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA")) is a party in interest or disqualified person.

                  D. The Company is an "operating company" as defined in the "plan assets" regulation (29 C.F.R. Section 2510.3-101) promulgated by the U.S. Department of Labor under ERISA.

                  E. The Company does not provide services to any (i) "employee benefit plan" (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"), or (iii) entity whose underlying assets include "plan assets" by reason of an employee benefit plan's or other plan's investment in such entity, including entities such as collective investment funds and insurance company separate accounts whose underlying assets include assets of such plans.

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                  F.       The Company and each of its subsidiaries is in
compliance in all material respects with all presently applicable provisions of ERISA; no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company and each of its subsidiaries has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Code; and each "pension plan" for which the Company or any of its subsidiaries would have any liability that is intended to be qualified under
Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

                  G. No order or decree preventing the use of the Offering Memorandum, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Act has been issued and no proceeding for that purpose has commenced or is pending, or to the knowledge of the Company, is contemplated.

                  H. The Offering Memorandum as of the Closing, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements in or omissions from the Offering Memorandum made in reliance upon and in conformity with information relating to a Purchaser furnished to the Company in writing by or on behalf of such Purchaser expressly for use therein.

                  I. The market-related and customer-related data and estimates in the Offering Memorandum are based on or derived from sources that the Company believes to be reliable and accurate.

                  J. The Company and each of its subsidiaries have been duly incorporated or formed and are validly existing as corporations or limited liability companies in good standing under the laws of their respective jurisdictions of incorporation or formation, are duly qualified to do business and are in good standing as foreign corporations or limited liability companies in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification (except such failures to qualify as are not, either individually or in the aggregate, material to the Company and its subsidiaries taken as a whole), and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged; and none of the subsidiaries of the Company (other than Origen Financial L.L.C.) is a "significant subsidiary," as such term is defined in Rule 405 of the rules and regulations promulgated under the Act (the "Rules and Regulations").

                  K. The Company has an authorized capitalization as set forth in the Offering Memorandum, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and all of the issued equity securities of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and except as set forth in the Offering Memorandum are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

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                  L.       The Company has all requisite corporate power and
authority to issue and sell the Shares. The Shares have been duly authorized by the Company and, upon issuance thereof, will be validly issued, fully paid and non-assessable.

                  M. The Shares will conform to the description thereof in the Offering Memorandum.

                  N. The Company has all requisite corporate power and authority to enter into the Registration Agreement. The Registration Agreement has been duly authorized by the Company and, when executed and delivered by the Company in accordance with the terms hereof and thereof, will be validly executed and delivered and will be the legally valid and binding obligation of the Company in accordance with the terms thereof, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditor's rights generally, or by general equitable principles.

                  O. The Registration Agreement will conform to the description thereof in the Offering Memorandum.

                  P. The Company has all requisite corporate power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

                  Q. The issue and sale of the Shares and the compliance by the Company with all of the provisions of the Registration Agreement and this Agreement and the consummation of the transactions contemplated hereby and thereby (i) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) will not result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiary's formation documents or (iii) will not violate any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and no consent, approval, authorization or order of, or filing, registration or qualification with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement or the Registration Agreement, except for the filing of a registration statement by the Company with the Securities and Exchange Commission (the "Commission") pursuant to the Act as required by the Registration Agreement and such consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Company and the Purchasers.

                  R. Other than the Registration Agreement, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such

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securities in the securities registered pursuant to the Registration Agreement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                  S. Except as described in the Offering Memorandum, from the date of its incorporation, none of the Company or any other person acting on behalf of the Company has offered or sold to any person any Shares, or any securities of the same or a similar class as the Shares, other than Shares offered or sold to the Purchaser, hereunder and the Shares sold pursuant to that certain Purchase Agreement between the Company and Lehman Brothers Inc., dated October 8, 2003.

                  T. Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included in the Offering Memorandum, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum; and, since such date, there has not been any change in the stockholders' equity or in the long-term debt of the Company or any of its subsidiaries (except for changes that are not material, either individually or in the aggregate, under the Credit Agreements or any material adverse change, or any development involving a prospective material adverse change, in or affecting the management, condition, financial or otherwise, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect") otherwise than as set forth or contemplated in the Offering Memorandum.

                  U. The financial statements (including the related notes and supporting schedules) included in the Offering Memorandum present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated (except, with respect to the unaudited financial statements, for certain normal recurring adjustments) and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods.

                  V. Grant Thornton LLP, who have certified certain financial statements of the Company, whose report appears in the Offering Memorandum are independent public accountants as required by the Act and the Rules and Regulations during the periods covered by the financial statements on which they reported.

                  W. None of the Company or any of its subsidiaries owns any real property. The Company and each of its subsidiaries has good and marketable title to all personal property owned by them, free and clear of all liens, encumbrances and defects except such as are described in the Offering Memorandum and such as do not materially affect the value of the property of the Company and its subsidiaries taken as a whole and do not materially interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all real property and buildings held under lease by the Company or any of its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or any of its subsidiaries.

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                  X.       The Company and each of its subsidiaries carry, or
are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.

                  Y. Except as described in the Offering Memorandum, the Company and each of its subsidiaries own or possess adequate rights to use all material patents, trademarks, service marks, trade names, copyrights, applications and/or registrations for any of the foregoing, and trade secrets (collectively, "Intellectual Property Rights") and licenses to Intellectual Property Rights necessary for the conduct of their respective businesses. Except as described in the Offering Memorandum, the conduct of the respective businesses of the Company and each of its subsidiaries do not and will not infringe on or conflict with, and the Company and each of its subsidiaries have not received any notice of any claim of infringement of or conflict with, any Intellectual Property Rights of others. There are no pending, or, to the knowledge of the Company, threatened claims against any of the Company or its subsidiaries alleging that any of the intellectual property rights used or held for use by the Company or its subsidiaries (collectively, the "Company Intellectual Property Rights") or the operation of the business, infringes or conflicts with the rights of others under any intellectual property rights ("Third Party Rights"). No current or former employee or consultant of the Company or any of its subsidiaries owns any rights in or to any of the Company Intellectual Property Rights. The Company and each of its subsidiaries has taken all reasonable security measures to protect the secrecy, confidentiality and value of all trade secrets owned by the Company or the respective subsidiary or used or held for use by the Company or the subsidiary in the respective business.

                  Z. Except as described in the Offering Memorandum, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject that, if determined adversely to the Company or any of its subsidiaries, could have a Material Adverse Effect, and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                  AA.      Except as set forth on Schedule 5(AA), there are no
contracts or other documents that would be required to be filed as exhibits to a Company registration statement pursuant to Item 601(10) of Regulation S-K that have not been described in the Offering Memorandum.

                  BB. No relationship, direct or indirect, that would be required to be described in a Company registration statement pursuant to Item 404 of Regulation S-K, exists between or among the Company or any of its subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries on the other hand, that has not been described in the Offering Memorandum.

                  CC. No labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company or any of its subsidiaries, is imminent that could be expected to have a Material Adverse Effect.

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                  DD.      The Company and each of its subsidiaries has filed
all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries that has had (nor does the Company have any knowledge of any tax deficiency that, if determined adversely to the Company or any of its subsidiaries, might have) a Material Adverse Effect.

                  EE.      Since the date as of which information is given in
the Offering Memorandum through the date hereof, and except as may otherwise be disclosed in the Offering Memorandum, neither the Company nor any of its subsidiaries has (i) issued or granted any securities, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock.

                  FF.      The Company (i) makes and keeps accurate books and
records and (ii) maintains internal accounting controls that provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

                  GG.      Except as set forth on Schedule 5(GG), neither the
Company nor any of its subsidiaries (i) is in violation of its charter or by-laws or other formation documents, (ii) is in default in any material respect, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant, condition or other obligation contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain or maintain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business or (iv) violates, in any material respect, any law, ordinance, governmental rule, regulation or court decree to which it is subject in the origination, purchase or servicing of consumer obligations.

                  HH.      Neither the Company nor any of its subsidiaries, nor
any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                  II. Except for such matters as would not, individually or in the aggregate, either result in a Material Adverse Effect or require disclosure in the Offering Memorandum, the

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Company and any of its subsidiaries (or, to the knowledge of the Company or any of its subsidiaries or any of their respective predecessors in interest) (i) are conducting and have conducted their businesses, operations and facilities in compliance with Environmental Laws (as defined below); (ii) possess, and are in compliance with, any and all permits, licenses or registrations required under Environmental Laws ("Environmental Permits"); (iii) will not require material expenditures to maintain such compliance with Environmental Laws or their Environmental Permits or to remediate, clean up, abate or remove any Hazardous Substance (as defined below); and (iv) are not subject to any pending or, to the best knowledge of the Company or any of its subsidiaries, threatened claim or other legal proceeding under any Environmental Laws against the Company or its subsidiaries, and have not been named as a "potentially responsible party" under or pursuant to any Environmental Laws. As used in this paragraph, "Environmental Laws" means any and all applicable federal, state, local, and foreign laws, ordinances, regulations and common law, or any administrative or judicial order, consent, decree or judgment thereof, relating to pollution or the protection of human health or the environment, including, without limitation, those related to
(A) emissions, discharges, releases or threatened releases of, or exposure to, Hazardous Substances, (B) the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances, or (C) the investigation, remediation or cleanup of any Hazardous Substances. As used in this paragraph, "Hazardous Substances" means pollutants, contaminants or hazardous, dangerous, toxic, biohazardous or infectious substances, materials or wastes, or any other chemical substance regulated under Environmental Laws.

                  JJ.      None of the transactions contemplated by this
Agreement (including, without limitation, the use of the proceeds from the sale of the Shares), will violate or result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any regulation promulgated thereunder, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System.

                  KK.      The statements set forth in the Offering Memorandum
insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate in all material respects.

                  LL.      The minute books and records of the Company and its
subsidiaries relating to proceedings of their respective shareholders, boards of directors, committees of their respective boards of directors, members, managers and committees of their respective managers made available to the Purchaser, are their original minute books and records or are true, correct and complete copies thereof, with respect to all proceedings of said shareholders, boards of directors, members, managers and committees since December 18, 2001 through the date hereof. In the event that definitive minutes have not been prepared with respect to any proceedings of such shareholders, boards of directors, members, managers or committees, the Company has provided the Purchaser with originals or true, correct and complete copies of draft minutes or written agendas relating thereto, which drafts and agendas, if any, reflect all events that occurred in connection with such proceedings.

                  MM.      All instruments, records, agreements and other
documents requested by the Purchasers, have been provided to, or made available for inspection by, the Purchasers, and such documents are complete and genuine and include all material collateral and supplemental thereto.

                  NN.      The Company is not aware of (i) any significant
deficiency in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data or any material weaknesses in internal controls; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

                  OO.      There have been no significant changes in internal
controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

                  PP.      The Company will be organized in conformity with the
requirements for qualification as a real estate investment trust ("REIT") under the Code and its proposed method of operation, as described in the Offering Memorandum, will enable it to meet the requirements for taxation as a REIT under the Code, commencing with the Company's taxable year ending December 31, 2003.

                  QQ.      Neither the Company nor any of its subsidiaries is
now, or, after receipt of payment for the Shares, use of the proceeds of the offering as described in the Offering Memorandum and consummation of all related transactions will be an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), or an "investment advisor,' as such term is defined in the Investment Advisors Act of 1940, as amended, or a "broker" within the meaning of Section 3(a)(4) of the Exchange Act or a "dealer" within the meaning of Section 3(a)(5) of the Exchange Act or required to be registered pursuant to
Section 15(a) of the Exchange Act.

                  RR.      All of the information supplied by the Company,
whether written or oral (and whether included in the Offering Memorandum or otherwise), is true and accurate and complete in all material respects. In addition, except as would not result in a Material Adverse Effect, the Company has received written permission from each and every entity or person that has any right to authorize or grant permission for the use of the information.

                  SS.      The consummation of the transactions contemplated by
the Offering Memorandum will not result in a conflict of interest by or among the Company or any of its affiliates which has not been disclosed in the Offering Memorandum.

                  TT.      Any certificate signed by an officer of the Company
or an officer or manger of any of its subsidiaries and delivered to the Purchasers or to counsel for the Purchasers shall be deemed to be a representation and warranty by the Company and its subsidiaries to the Purchasers as to the matters set forth therein and not representations and warranties of the officers in their individual capacities.

                  UU.      Except as otherwise disclosed in the Offering
Memorandum, there are no outstanding loans or advances or guarantees of indebtedness by the Company or any subsidiary to or for the benefit of any of the officers or directors of the Company or any subsidiary or any of the members of the families of any of them.

                  VV. The projections set forth in the Offering Memorandum under the caption Financial Projections represent good faith estimates of the performance of the Company for the periods stated therein based upon assumptions which were believed in good faith to be reasonable when made and continue to be reasonable as of the date hereof.

         6.       Miscellaneous.

                  A. Purchasers' Investment Representations. Each Purchaser hereby represents to the Company the following:

                           (i) the Purchaser is acquiring the Shares purchased hereunder or acquired pursuant hereto for its own account with the present intention of holding such securities for purposes of investment, has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws, and acknowledges that until such time as the same is no longer required under the applicable requirements of the Act, the Shares (and all securities issued in exchange therefore or in substitution thereof) shall bear the following legend:

                  "THE SHARES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT
                  (A)(1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (4) TO AN ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND IN ANY CASE, TO A TRANSFEREE THAT WILL NOT, WITHOUT THE ISSUER'S CONSENT AFTER GIVING EFFECT TO THE TRANSFER, CAUSE AN "INDIVIDUAL" (WITHIN THE MEANING OF SECTION 542(a)(2), AS MODIFIED BY SECTIONS 544 AND 856(h), OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED) TO OWN MORE THAN 9.25% OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE ISSUER. THE HOLDER AGREES NOT TO ENGAGE IN HEDGING TRANSACTIONS WITH RESPECT

                  TO THE ISSUER'S COMMON STOCK EXCEPT IN COMPLIANCE WITH THE REQUIREMENTS OF THE ACT."

         The Purchaser further acknowledges that upon original issuance thereof, and until such time as the Shares are no longer subject to the Registration Agreement (and all securities issued in exchange therefore or in substitution thereof) shall bear the following legend:

                  "THE SHARES EVIDENCED HEREBY ARE SUBJECT TO THE PROVISIONS OF A REGISTRATION RIGHTS AGREEMENT, INCLUDING, WITHOUT LIMITATION, RESTRICTIONS ON THE TRANSFER OF THE SHARES. A COPY OF THE REGISTRATION RIGHTS AGREEMENT IS AVAILABLE AT THE OFFICES OF THE COMPANY."

                           (ii) the Purchaser has the financial ability to bear the economic risk of an investment in the Shares, has adequate means of providing for his, her, or its current needs and personal contingencies, has no need for liquidity in such investment and could afford a complete loss of such investment; and

                           (iii) the Purchaser is an "accredited investor" as defined in Rule 501(a) of Regulation D of the Securities Act; and

                           (iv) the Purchaser's overall commitment to investments which are not readily marketable is not disproportionate to his, her, or its net worth and his, her, or its investment in the Company will not cause such overall commitment to become excessive; and

                           (v) the Purchaser has such knowledge and experience in financial and business matters that he, she, or it is capable of evaluating the merits and risks of his, her, or its investment in the Shares; and

                           (vi) the Purchaser expressly acknowledges receipt of the financial information contained in the Offering Memorandum and acknowledges and agrees that the Purchaser has read and understood the terms and conditions set forth in the financial information; and

                           (vii)    the Purchaser has been given full
         opportunity to ask questions of and to receive answers from representatives of the Company concerning the terms and conditions of the investment and the business of the Company and such other information as he, she, or it desires in order to evaluate an investment in the Shares, and all such questions have been answered to the full satisfaction of the Purchaser; and

                           (viii) the Purchaser understands that the Shares have not been registered under the Act or the securities laws of any state, and are being issued in reliance upon specific exemptions from registration thereunder, and the Purchaser agrees that the Shares may not be sold, offered for sale, transferred, pledged, hypothecated, or otherwise disposed of except pursuant to (i) a registration statement with respect to such securities which is effective under the Act and under the securities act of any relevant state,

         (ii) Rule 144 under the Act, or (iii) any other exemption from registration under the Act and under the securities act of any relevant state relating to the disposition of securities, provided an opinion of counsel is furnished, reasonably satisfactory in form and substance to the Company, that an exemption from the registration requirements of the Act and such state act is available. The Purchaser understands the legal consequences of the foregoing to mean that he, she, or it may be required to bear the economic risk of his, her, or its investment in the shares of the Shares for an indefinite period or time. The Purchaser understands that any instruments initially representing the Shares shall bear legends restricting the transfer thereof. The Purchaser agrees not to resell or otherwise dispose of all or any Shares acquired by the Purchaser, except as permitted by law, including, without limitation, any and all applicable regulations under the Act and any state law or regulations; and

                           (ix) the Purchaser understands that no federal or state agency has made any finding or determination as to the fairness of an investment in, or any recommendation or endorsement of, the shares of the Shares; and

                           (x) either (A) no part of the assets to be used by the Purchaser to purchase the Shares constitutes assets of any "employee benefit plan" (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA or any "plan" (as defined in Section 4975(e)(1) of the Code) or (B) part or all of the assets to be used by the Purchaser to purchase the Shares constitute assets of one or more "employee benefit plans" subject to Title I of ERISA or "plans" subject to Section 4975 of the Code and the terms and conditions of one or more statutory or administrative exemptions from the prohibited transaction rules of ERISA and the Code will be satisfied such that the Purchaser's acquisition and holding of the Shares does not and will not constitute a non-exempt prohibited transaction for purposes of ERISA and Section 4975 of the Code; and

                           (xi) the Shares were not offered or sold to the Purchaser by any form of general solicitation or advertising, including but not limited to:

                           (A) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio; or

                           (B) any seminar or meeting whose attendees were invited by any general solicitation or general advertising; and

                           (xii) the Purchaser acknowledges that the Company and others will rely on the acknowledgements, representations and warranties contained in this Agreement. The Purchaser agrees to promptly notify the Company if any of the acknowledgements, representations and warranties set forth herein are no longer accurate.

         7. Expenses. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, the Company and Origen Financial L.L.C. each, jointly and severally, agrees to pay all costs, expenses, fees and taxes incident to and in connection with: (i) the preparation, printing, filing and distribution of

Offering Memorandum (including, without limitation, financial statements and exhibits) and all amendments and supplements thereto (including the fees, disbursements and expenses of the Company's accountants and counsel incurred in connection therewith); (ii) the preparation, printing (including, without limitation, word processing and duplication costs) and delivery of this Agreement, the Registration Agreement, all Blue Sky memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection therewith; (iii) the issuance and delivery by the Company of the Shares and any taxes payable in connection therewith; (iv) the qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states; (v) the furnishing of such copies of the Offering Memorandum, and all amendments and supplements thereto; (vi) the preparation of certificates for the Shares (including, without limitation, printing and engraving thereof); and (vii) the performance by the Company of its other obligations under this Agreement.

         8.       Indemnification.

                  A. The Company hereby agrees to indemnify and hold harmless each Purchaser and, where applicable, its managers, directors, officers and employees and each person, if any, who controls such Purchaser within the meaning of the Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Shares), to which the Purchaser, or any such director, officer, employee or controlling person may become subject, under the Act, the Exchange Act, or other international, federal or statutory law or regulation, or at common law, or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum or in any amendment or supplement thereto, (ii) the omission or alleged omission to state in the Offering Memorandum, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (iii) any inaccuracy in the representations and warranties of the Company contained in this Agreement; and the Company shall reimburse such Purchaser and, where applicable, its directors, officers, employees or controlling persons upon demand for any legal or other expenses incurred by such Purchaser and its managers, directors, officers, employees or controlling persons in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action as such expenses are incurred.

                  B. Each Purchaser hereby agrees to indemnify and hold harmless the Company its officers and employees, each of its directors, and each person, if any, who controls the Company within the meaning of the Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer, employee or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any inaccuracy in the representations and warranties of a Purchaser contained in
Section 6 of this Agreement; and a Purchaser shall reimburse the Company and, where applicable, its directors, officers, employees or controlling persons upon demand for any legal or other expenses incurred by the Company and its directors, officers, employees or controlling persons in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action as such expenses are incurred.

                  C. Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and; provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that each Purchaser shall have the right to employ counsel to represent jointly such Purchaser and, where applicable, its managers, directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by such Purchaser against the Company under this Section 8 if such Purchaser is advised by counsel that there exists one or more legal defenses different than those available to the Company and in the reasonable judgment of such counsel, it is advisable for such Purchaser and those managers, directors, officers, employees and controlling persons to be jointly represented by one separate counsel. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

         9. Reimbursement of Purchaser's Expenses. If the Company fails to tender the Shares for delivery to the Purchasers by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company shall reimburse the Purchasers for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Purchasers in connection with this Agreement and the proposed purchase of the Shares, and upon demand the Company shall pay the full amount thereof to the Purchasers.

         10. Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith will survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and will remain in full force and effect, regardless of any investigation made by any Purchaser or on its behalf. Nothing herein shall imply any duty on the Company after the execution and delivery of this Agreement to update any representations or warranties made herein.

         11. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon each Purchaser, the Company, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the Purchasers and, where applicable, the managers, directors and officers of such Purchaser and any person or persons controlling such Purchaser within the meaning of Section 15 of the Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 11, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

         12. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

         13. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

         14. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

         15. GOVERNING LAW. THE CORPORATE LAW OF DELAWARE WILL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL OTHER QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT AND THE EXHIBITS AND SCHEDULES HERETO WILL BE GOVERNED BY THE INTERNAL LAW, AND NOT THE LAW OF CONFLICTS, OF DELAWARE.

         16. Notices. All notices, demand or other communications to be delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient; two business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery. Such notices, demand and other communications will be sent to each Purchaser at the address indicated on the Schedule of Purchasers and to the Company at the address indicated below:

                  Origen Financial, Inc.
                  27777 Franklin Road, Suite 1700
                  Southfield, Michigan 48034
                  Attention: General Counsel

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

         17. Understanding Among the Purchasers. The determination of each Purchaser to purchase the Shares purchased pursuant to this Agreement has been made by such Purchaser independent of any statements or opinions as to the advisability of such purchase or as to the properties, business, prospects, or conditions (financial or otherwise) of the Company which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser.

                     [SIGNATURES ARE ON THE ATTACHED PAGES]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                                    ORIGEN FINANCIAL, INC.

                                    By: /s/ Ronald A. Klein
                                       -----------------------------------------
                                       Ronald A. Klein
                                    Its: CEO

                                    SUN OFI, LLC

                                    By: /s/ Gary Shiffman
                                       -----------------------------------------
                                       Gary Shiffman
                                    Its: Manager

                                    SHIFFMAN ORIGEN, LLC

                                    By: /s/ Arthur Weiss
                                       -----------------------------------------
                                       Arthur Weiss
                                    Its: Manager

                                    WOODWARD HOLDING, LLC

                                    By: /s/ Paul Halpern
                                       -----------------------------------------
                                       Paul Halpern
                                    Its: Manager

                                    HERMELIN FAMILY INVESTMENTS LLC

                                    By: /s/ Brian Hermelin
                                       -----------------------------------------
                                       Brian Hermelin
                                    Its: Manager

                                                /s/ Ronald A. Klein
                                    --------------------------------------------
                                                   Ronald A. Klein

                                               /s/ Steven G. Friedman
                                    --------------------------------------------
                                                   Steven G. Friedman

                                                /s/ Roman S. Ferber
                                    --------------------------------------------
                                                   Roman S. Ferber

                                               /s/ Richard H. Rogel
                                    --------------------------------------------
                                                   Richard H. Rogel

                                                 /s/ Alon Kaufman
                                    --------------------------------------------
                                                   Alon Kaufman